Bank of Hawai‘i Corporation third quarter 2025 financial report October 27, 2025 this presentation, and other statements made by the Company in connection with it, may contain forward-looking statements concerning, among other things, forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations. we have not committed to update forward-looking statements to reflect later events or circumstances disclosure 2 forward-looking statements diversified, lower risk loan assets third quarter 2025 highlights broad & deep market penetration stable balance sheet performance earnings highlights strong credit credit remains pristine • average deposits increased by 7.1% annualized and average noninterest-bea ing demand d posit incre sed by 2.5% annualized • end of period total loans and leases increased modestly • tier 1 capital ratio of 14.34% and total capital ratio of 15.40% • total common equity to tangible assets increased to 5.90% from 5.42% in the same period last year • $1.20 diluted earnings per common share • $53.3 million net income • net interest margin expanded for the sixth consecutive quarter to 2.46% from 2.39% • return on average common equity increased to 13.59% from 12.50% • 1.59% average cost of total deposits • 0.07% net charge-off rate remained stable from prior quarter • 0.12% non-performing assets level improved from prior quarter • 80% of loan portfolio real estate-secured with wtd avg LTV of 51% • NDFI exposure of 0.6% of total loans note: changes are in comparison to linked quarter unless specified otherwise 3 unique business model superior risk adjusted returns over time • attractive core market • dominant market position • fortress risk profile 4 unmatched brand awareness – total unaided 58% 67% 70% 67% 66% 69% 71% 76% 79% 81% 82% 79% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD BOH vs three closest competitors BOH competitor #1 competitor #2 competitor #3 Q. When you think of financial services companies in Hawai‘i, what company comes to mind? Any others? source: blind study commissioned by Bank of Hawai‘i with a leading third-party professional research company based in Hawai‘i. hybrid (telephone and online) target sample of 400 adult Hawai‘i residents per quarter, primary or shared financial decision-makers in household, and have a checking or savings account with any financial institution. 2025 YTD include data collected in 1Q25, 2Q25, and 3Q25. 5 leader in a unique deposit market source: FDIC Annual Summary of Deposits as of June 30, 2020, June 30, 2024 and June 30, 2025. TBNK acquired by HOPE in April 2025. numbers may not add up due to rounding the leader in a unique deposit market with five local competitors holding 95% of the bank deposit market, with consistent long-term growth BOH 28.3% FHB 30.5% ASB 18.2% CPF 14.4% TBNK 4.2% other 4.4% 2005 BOH 34.1% FHB 32.5%ASB 14.4% CPF 11.7% TBNK 2.9% other 4.4% 2024 BOH 34.5% FHB 32.1%ASB 14.2% CPF 11.6% TBNK 3.0% other 4.6% 2025 BOH 6.1% FHB 1.6% CPF -2.8% ASB -3.9% TBNK -1.2% -8% -6% -4% -2% 0% 2% 4% 6% 8% ch an ge in m a rk e t s h ar e si n ce 2 0 05 6

cost of funds interest-bearing deposits 0.07% 0.11% 0.30% 0.69% 1.09% 1.54% 1.95% 2.30% 2.39% 2.46% 2.52% 2.37% 2.16% 2.16% 2.14% 0.13% 0.20% 0.48% 0.97% 1.59% 2.11% 2.44% 2.73% 2.91% 2.99% 3.05% 2.84% 2.66% 2.63% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 BOH KRX median source: S&P Capital IQ; KBW Regional Banking Index (KRX) 7 cost of funds total deposits 0.05% 0.07% 0.20% 0.46% 0.75% 1.08% 1.40% 1.67% 1.74% 1.81% 1.87% 1.77% 1.60% 1.60% 1.59% 0.08% 0.12% 0.31% 0.66% 1.09% 1.52% 1.85% 2.10% 2.19% 2.26% 2.34% 2.19% 2.01% 1.99% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 BOH KRX median source: S&P Capital IQ; KBW Regional Banking Index (KRX) 8 accretive and predictable balance sheet remix note: loan cashflow refers to cashflow from fixed and adjustable loans; 6.3% roll on rate assumes that the cashflows from maturities/prepayments from loans were reinvested into the same products and the cashflows from maturities/prepayments from investment portfolio were reinvested into securities at an average rate of 5.3%, equivalent to average yield at the time of purchase of the securities purchased in 3Q25. $594 million 3Q25 loan & investment cashflow 6.3% roll on rate accretive & predictable NII expansion 4.1% roll off rate 9 ongoing NIM expansion

Bank of Hawaiʻi Corporation



avg Fed Funds
2.50%
2.40%
2.30%
2.20%
2.10%
2.00%
1.90%
5.60%
5.25%
4.90%
4.55%
4.20%
3.85%
3.50%
2.11%
0.04%
0.03%
0.01%
0.13%
0.07%
0.07%
2.46%
1Q24 NIM
2Q24 vs 1Q24
3Q24 vs 2Q24
4Q24 vs 3Q24
1Q25 vs 4Q24
2Q25 vs 1Q25
3Q25 vs 2Q25
3Q25 NIM

10

conservative loan portfolio focused on core market CRE C&I residential mortgage home equity auto residential mortgage 33% home equity 15% CRE 29% construction 3% C&I and leasing 12% auto & other consumer 7% non-core 1% 10-yr avg NPA 10-yr avg NCO % Hawaiʻi/ West Pac asset type core 0.15%-0.01%100%residential mortgage 0.24%-0.07%100%home equity 0.15%0.01%94%CRE n/a0.00%100%construction 0.07%-0.03%92%C&I and leasing n/a0.93%100%auto & other consumer core: real estate secured core: non real estate secured non-core 11

$5.0 $4.8 $4.5 $4.6 $5.1 $5.3 $5.9 $7.0 $8.0 $9.0 $9.8 $10.5 $11.5 $12.0 $13.0 $13.8 $14.0 $13.9 $1.5 $1.3 $0.9 $0.8 $0.7 $0.6 $0.6 $0.6 $0.5 $0.5 $0.4 $0.3 $0.2 $0.2 $0.1 $0.1 $0.1 $0.1 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 3Q25 b ill io n s loan portfolio balance core non-core non-corecore consumer residential mortgage – land, interest only home equity – purchased auto – Oregon, origination FICO < 680 personal flexline credit card residential mortgage home equity auto other consumer commercial scored small business non-relationship SNC large ticket leasing C&I commercial real estate construction leasing dynamically managing credit risk de-risking the balance sheet 12 wealth opportunity

indexed balance changes since 2005 note: based on end of period balances total loans CAGR: 4.2% total deposits CAGR: 5.1% -50% 0% 50% 100% 150% 200% 1 2/ 3 1/ 0 5 1 2/ 3 1/ 0 6 1 2/ 3 1/ 0 7 1 2/ 3 1/ 0 8 1 2/ 3 1/ 0 9 1 2/ 3 1/ 1 0 1 2/ 3 1/ 1 1 1 2/ 3 1/ 1 2 1 2/ 3 1/ 1 3 1 2/ 3 1/ 1 4 1 2/ 3 1/ 1 5 1 2/ 3 1/ 1 6 1 2/ 3 1/ 1 7 1 2/ 3 1/ 1 8 1 2/ 3 1/ 1 9 1 2/ 3 1/ 2 0 1 2/ 3 1/ 2 1 1 2/ 3 1/ 2 2 1 2/ 3 1/ 2 3 1 2/ 3 1/ 2 4 9 /3 0 /2 5 total trust AUM CAGR: 0.1% 14 wealth opportunity Hawaiʻi has the highest average net worth per household in the U.S of $260K, compared to the national average of $71K1 source: 1US Census Bureau Wealth and Asset Ownership for Households 2023 (excluding data from Alaska, Delaware, North Dakota, South Dakota, Vermont, and Wyoming); 2Henley Private Wealth Migration Report 2025; 3JPMorgan Chase. The Critical Role of Business Succession Planning in Preserving and Expanding Generational Wealth millionaire households in Hawaiʻi are expected to grow 30% over the next four years, driven by local wealth creation and inbound migration2 Hawaiʻi has the highest potential AUM per active advisor in the U.S of $917MM, compared to the national average of $76MM1 $10 trillion in privately held U.S businesses will change hands over the next 10 to 15 years, marking the largest intergenerational wealth transfer in history3 15 leveraging strengths for growth note: wealth management market share data as of 2023, unaided brand awareness, deposit and loan market share data as of 2024 BOH 82% oth er capitalize on unmatched brand strength, a dominant deposit market position, and strong commercial relationships to grow wealth management share in Hawaiʻi’s $321 billion market total HI deposit market: $56.3 billion BOH 34% deposit market share unaided brand awareness in Hawaiʻi BOH 3% wealth management market share BOH 40% total HI commercial loan market: $13.5 billion commercial loans market share 16 transformation underway to shift from siloed product-oriented businesses to an integrated wealth management client experience providing holistic solutions to individuals and commercial clients strategic wealth priorities 17 mass affluent Bankoh Advisors before Cetera • time for account opening: ~2 hours • requests for trades and money movement: ~5-7 minutes via phone • limited product offerings after Cetera • time for account opening: ~15 minutes • requests for trades and money movement: ~1 minute online • expanded product offerings which include SMAs, broader insurance, variable annuities, 401K offerings • number of advisors expected to increase by more than 50% by 2028 18 high net worth commercial and wealth partnership prior state • siloed teams • fragmented compensation structures hindering cross-sell collaboration • lack of coordinated goals current state • integrated teams • shared goals • aligned incentives • coordinated client engagement 19 credit performance

lending philosophy Hawaiʻi 93% U.S. mainland 3% West Pacific 4% we lend in our core markets to long-standing relationships note: as of September 30, 2025 21 consumer portfolio

57% of total loans

Bank of Hawai'i Corporation



$7.9B
consumer
residential mortgage $4.7
home equity $2.1
automobile $0.7
other consumer $0.4

asset type	% total consumer	% total loans	WALTV	wtd avg FICO
residential mortgage	59%	33%	49%	804
home equity	27%	15%	46%	789
real estate secured	**86%**	**49%**	**48%**	**799**
automobile	9%	5%	n/a	731
other consumer	5%	3%	n/a	761
total consumer	**100%**	**57%**	**n/a**	**791**

notes: $ in billions; numbers may not add up due to rounding other consumer primarily comprised of consumer revolving credit, installment, and auto lease financing wtd avg monitoring FICO for other consumer utilizes origination FICO for auto lease financing

22

C&I $1.6 CRE $4.0 construction $0.4 leasing $0.1 commercial portfolio residential mortgage home equity $6.1B commercial WALTV % total loans % total commlasset type 54%29%66%commercial real estate 58%3%6%construction 55%32%73%real estate secured n/a11%26%commercial & industrial n/a1%2%leasing n/a43%100%total commercial note: $ in billions; numbers may not add up due to rounding 43% of total loans 23 inventory (sq ft)vacancy 10 yr CAGR10 yr avg2Q242Q25 0.63%1.63%1.05%1.47%industrial -1.01%12.42%13.57%13.20%office 0.72%6.08%6.09%5.33%retail 0.68%4.73%3.98%3.48%multi-family Oahu market vacancies and inventory stable real estate market note: 10-year average vacancy and 10-yr CAGR for inventory are based on year-end 2014 through 2024 source: Colliers (industrial, office, retail) and CoStar (multi-family) 24 multi-family 7% industrial 5% retail 5% lodging 5% office 2% other 4% commercial real estate (CRE) residential mortgage home equity 29% of total loans avg. exposure ($MMs)WALTVasset type 3.356%multi-family 2.555%industrial 4.353%retail 14.351%lodging 1.759%office 4.252%other 3.554%total CRE note: % in chart above is % of total loans 25

CRE scheduled maturities 3.9% 18.0% 8.5% 9.5% 4.3% 13.5% 42.2% 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2025 2026 2027 2028 2029 2030 2031+ $ m ill io ns modest near-term maturities 26

CRE loan balances by LTV LTV > 80% - $71MM, 1.8% of CRE 63.8% 25.1% 9.3% 1.2% 0.03% 0.5% 0 500 1,000 1,500 2,000 2,500 ≤ 60% > 60% to 70% > 70% to 80% > 80% to 85% > 85% to 90% > 90% $ m ill io ns 27

commercial & industrial residential mortgage home equity 11% of total loans AOAO 3.3% real estate investors 1.5% auto dealers 1.0% renewable energy 0.8% lodging 0.7% educational svcs 0.6% transportation 0.5% wholesale trade 0.5% other 2.3% avg. exposure ($MMs)% leveragedindustry 1.80%AOAO 1.10%RE investors 4.917%auto dealers 2.90%renewable energy 5.423%lodging 2.00%educational svcs 1.40%transportation 0.425%wholesale trade 0.39%other 0.66%total C&I note: % in chart above is % of total loans 28 non-depository financial institutions (NDFI) CRE C&I residential mortgage auto CRE 29% construction 3% leasing 1% C&I 11% C&I - NDFI 0.6% auto & other consumer 7.9% home equity 15% residential mortgage 33% loans to NDFIs total $85 million and make up 0.6% of total loans % total loans outstanding $ milNDFI type 0.5%73.6equity REITs* 0.1%11.4private equity 0.6%85.0total * comprised of loans to publicly traded REITs with diversified real estate portfolios 29 credit quality 0.11% 0.07% 0.07% $0 $0 $0 $0 $0 $0 $0 $0 $0 3Q24 2Q25 3Q25 net charge-offs NCOs/average loans 0.14% 0.13% 0.12% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 3Q24 2Q25 3Q25 non-performing assets NPAs/period-end loans plus OREO 1 83% of total criticized is secured with 55% wtd avg LTV 0.31% 0.33% 0.29% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 3Q24 2Q25 3Q25 delinquencies delinquencies/period-end loans 2.42% 2.06% 2.05% 3Q24 2Q25 3Q25 criticized criticized/period-end loans 1 30 financial update

NII and NIM trends sixth consecutive quarter of NII and NIM expansion $ in millions $125 $133 $142 $141 $136 $124 $121 $116 $114 $115 $118 $120 $126 $130 $137 2.34% 2.47% 2.60% 2.60% 2.47% 2.22% 2.13% 2.13% 2.11% 2.15% 2.18% 2.19% 2.32% 2.39% 2.46% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 NII NIM 32

cashflow repricing total quarterly impact to NII from cashflows repricing: +$3.3 million note: +$3.3 million in quarterly impact from cashflows repricing assumes that the cashflows from maturities/prepayments from loans were reinvested into the same products and the cashflows from maturities/prepayments from investment portfolio were reinvested into securities at an average rate of 5.3%, equivalent to average yield at the time of purchase of the securities purchased in 3Q25; numbers may not add up due to rounding 4.8% 6.9% 2.1% 4.7% 6.1% 1.4% 2.4% 5.3% 2.9% 4.1% 6.3% 2.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% matured/run-off yield reinvestment opportunities incremental spread 3Q25 maturities/prepayments reinvestment opportunities fixed loans adjustable loans inv. portfolio total $322 $92 $181 $594 $- $100 $200 $300 $400 $500 $600 $700 3Q25 maturities/prepayments fixed loans adjustable loans inv. portfolio total 33 $ in millions deposit mix shift and repricing quarterly NII impact from deposit mix shift and repricing in 3Q25: $(0.8) million $(749) $(967) $(800) $(627) $(488) $(448) $(315) $(105) $(37) $(59) $(104) $(1,000) $(800) $(600) $(400) $(200) $- 1Q23 vs 4Q22 2Q23 vs 1Q23 3Q23 vs 2Q23 4Q23 vs 3Q23 1Q24 vs 4Q23 2Q24 vs 1Q24 3Q24 vs 2Q24 4Q24 vs 3Q24 1Q25 vs 4Q24 2Q25 vs 1Q25 3Q25 vs 2Q25 QoQ change in average NIBD and low yield interest-bearing deposit balances note: low yield interest-bearing deposits include accounts yielding interest of 10 bps or less 34 $ in millions

NII impact from 25 bps Fed Funds cut

Bank of Hawai'i Corporation

short-term net NII impact: **$(0.3) million** & long-term net NII impact: **+$1.6 million**

rate sensitive earning assets

balances



$6.9B
$ in billions
$4.0
$3.0
$2.0
$1.0
$-
$3.3
$1.5
$1.4
$0.6
loans
investments
swaps
FF sold

NII impact



$ in millions
$-
$(1.0)
$(2.0)
$(3.0)
$(2.1)
$(1.0)
$(0.9)
$(0.4)
loans
investments
swaps
FF sold

net NII impact per quarter for 25 bps FF decrease from rate sensitive earning assets: **$(4.3) million**

rate sensitive interest-bearing deposits

balances



$10.6B
$ in billions
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$6.2
$1.3
$3.1
savings excl. low-yield accounts
IBD excl. low-yield accounts
time

NII impact



$ in millions
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$4.0
$0.7
$3.3
$5.9
$1.9
$0.7
$3.3
short-term NII impact
long-term NII impact
savings excl. low yield accounts
IBD excl. low-yield accounts
time

short-term net NII impact per quarter for 25 bps FF decrease from rate sensitive deposits: **+$4.0 million**
long-term net NII impact per quarter for 25 bps FF decrease from rate sensitive deposits: **+$5.9 million**

note: loans, investments and swap balances are as of September 30; FF sold balance is 3Q25 end of period balance; rate sensitive deposit balances are 3Q25 average balances; low-yield accounts are accounts yielding interest of 10 bps or less; all of qualified business money management checking accounts are included in 'IBD excl. low-yield accounts'; long-term NII impact per quarter for 25 bps FF decrease from rate sensitive deposits assumes 85% beta on savings excl. low-yield accounts & IBD excl. low-yield accounts and 100% beta on time deposits; short-term NII impact assumes 0% beta on time deposits

35

trend in cost of deposits 36 0.05% 0.07% 0.20% 0.46% 0.75% 1.08% 1.40% 1.67% 1.74% 1.81% 1.87% 1.77% 1.60% 1.60% 1.59% 0.07% 0.11% 0.30% 0.69% 1.09% 1.54% 1.95% 2.30% 2.39% 2.46% 2.52% 2.37% 2.16% 2.16% 2.14% 0.29% 0.94% 2.35% 3.82% 4.69% 5.16% 5.43% 5.50% 5.50% 5.50% 5.43% 4.82% 4.50% 4.50% 4.46% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 total deposit cost interest-bearing deposit cost avg FF 16% 28% 29% 28% 76% 81% 84% 87% 25% 53% 70% 80% 4Q24 1Q25 2Q25 3Q25 downward beta total deposits savings (excl. low yield accounts) time note: low-yield accounts are accounts yielding interest of 10 bps or less

37 time deposits $1.6B 52% $0.7B 24% WAR 3.50% WAR 3.19% 0% 10% 20% 30% 40% 50% 60% 4Q25 1Q26 % o f to ta l t im e de po si ts s ch ed ul ed t o m a tu re time deposit rates continue to decrease note: maturity schedule as of September 30, 2025 4.18% 4.20% 4.17% 4.02% 3.67% 3.52% 3.40% 5.50% 5.50% 5.43% 4.82% 4.50% 4.50% 4.46% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 time deposits rates avg FF time deposit maturity scheduletime deposit rates

38 optimizing balance sheet $1.0 $1.7 $1.7 $1.7 $1.5 $1.3 $1.3 $1.5 $1.1 $1.0 $1.3 $1.3 $1.3 $1.3 $0.7 $0.7 $0.7 $0.3 $- $0.2 $2.0 $3.0 $3.0 $3.0 $2.8 $2.0 $2.0 $2.2 $1.4 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $ in b ill io ns active swap composition fixed rate loans AFS securities 73% 72% 67% 61% 55% 55% 54% 53% 57% 56% 55% 57% 26% 27% 27% 28% 29% 29% 29% 30% 32% 33% 33% 34% 1% 9% 13% 13% 14% 12% 9% 9% 10% 6% 0.4% 1% 5% 2% 3% 3% 3% 4% 2% 3% 2% 3% 0% 20% 40% 60% 80% 100% 12/31/22 3/31/23 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 earning asset composition fixed float/adjustable swaps fed funds sold 100% 56% 44% 67% 100% 100% 44% 56% 33% $(166) $236 $233 $241 $276 $223 $(200) $(100) $- $100 $200 $300 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 $ in m ill io ns securities purchases / sales fixed floating note: swaps in ‘earning asset composition’ and ‘swap composition’ does not include $600 million of forward swaps; ‘securities purchases / sales’ do not include stock and PCLI purchases noninterest income and expense $ in millions increase in noninterest income and continued discipline in expense management $45.1 $44.8 $46.0 $0 $10 $20 $30 $40 $50 3Q24 2Q25 3Q25 reported noninterest income $107.1 $110.8 $112.4 $0 $20 $40 $60 $80 $100 $120 3Q24 2Q25 3Q25 reported noninterest expense 39 sale of merchant services $1.7 $(3.0) $2.2 $0.9 -$4.0 -$3.0 -$2.0 -$1.0 $0.0 $1.0 $2.0 $3.0 net interest income noninterest income noninterest expense savings net impact to PPNR an accretive transaction delivering $0.9 million in quarterly net benefit, with additional cross-sell potential $ in millions 40note: on October 1, 2025, the Company sold the economic interests of its merchant services portfolio; impact to net interest income reflects portfolio repositioning through sale of ~$200MM in low-yielding securities, replaced with newly acquired securities at spread of ~335 basis points financial summary $ in millions, except per share amounts ∆ 3Q 2024∆ 2Q 20253Q 20242Q 20253Q 2025 $ 19.1 $ 7.0 $ 117.6 $ 129.7 $ 136.7 net interest income 0.9 1.2 45.1 44.8 46.0 noninterest income 19.9 8.2 162.7 174.5 182.6 total revenue 5.3 1.6 107.1 110.8 112.4 noninterest expense 14.6 6.6 55.6 63.7 70.3 operating income (0.5)(0.8)3.0 3.3 2.5 credit provision 2.1 1.6 12.3 12.8 14.4 income taxes $ 13.0 $ 5.7 $ 40.4 $ 47.6 $ 53.3 net income $ 11.2 $ 5.7 $ 36.9 $ 42.4 $ 48.1 net income available to common $ 0.27 $ 0.14 $ 0.93 $ 1.06 $ 1.20 diluted EPS % 0.19% 0.07% 0.69% 0.81% 0.88 return on assets 2.09 1.09 11.50 12.50 13.59 return on common equity 0.28 0.07 2.18 2.39 2.46 net interest margin end of period balances % 5.0% 0.9$ 7,261 $ 7,553 $ 7,620 investment portfolio 0.70.113,919 14,002 14,022 loans and leases 0.51.420,978 20,799 21,081 total deposits 7.52.81,665 1,743 1,791 shareholders' equity note: 3Q25 financials are preliminary; numbers may not add up due to rounding 41 capital note: 3Q25 regulatory capital ratios are preliminary 6.50% 6.50% 6.50% 8.00% 8.00% 8.00% 10.00% 10.00% 10.00% 5.00% 5.00% 5.00% 5.16% 5.31% 5.48% 6.05% 6.17% 6.34% 5.11% 5.23% 5.40% 3.38% 3.46% 3.44% 11.66% 11.81% 11.98% 14.05% 14.17% 14.34% 15.11% 15.23% 15.40% 8.38% 8.46% 8.44% 3Q24 2Q25 3Q25 3Q24 2Q25 3Q25 3Q24 2Q25 3Q25 3Q24 2Q25 3Q25 CET1 tier 1 capital total capital tier 1 leverage well-capitalized excess 13.6% BOHC strong capital 59.9% 59.2% 76.7% BOHC 2Q25 BOHC 3Q25 KRX median 2Q25 1 RWA / total assets 42

✔ NII and NIM increased for the sixth consecutive quarter ✔ dominant market position in a unique market ✔ exceptional credit quality ✔ strong liquidity and risk-based capital takeaways 43

Q & A

appendix

note: as of September 30, 2025, cash includes fed funds sold, interest-bearing deposits in other banks and cash and due from banks, and securities available includes unencumbered investment securities Bank of Hawai‘i carries substantial liquidity lines and equivalents for both day-to-day operational and liquidity backstop purposes FRB FHLB securities available cash uninsured/ uncollateralized deposits $10.4B $7.8B readily available liquidity 46 insured/collateralized deposits uninsured/ uncollateralized 37% uninsured/ collateralized 10% insured 53% note: as of September 30, 2025; numbers may not add up due to rounding 47

Oahu market inventory 48 CRE supply constraints 10-yr CAGR: 0.6% 10-yr CAGR: -1.0% 10-yr CAGR: 0.7% 10-yr CAGR: 0.7% note: 10-yr CAGR for inventory are based on year-end 2014 through 2024 source: Colliers (industrial, office, retail) and CoStar (multi-family)

CRE office 2% of total loans • 59% wtd avg LTV • $1.7MM average exposure • 17% CBD (downtown Honolulu) - 63% wtd avg LTV - 68% with repayment guaranties • 32% maturing prior to 2027 • 1.4% criticized highlights LTV ≤ 60% 42% LTV > 60% to 70% 40% LTV > 70% to 80% 6% LTV > 80% 12% LTV distribution $343MM 49 1.9% 29.7% 4.9% 11.8% 2.3% 12.2% 37.3% - 50 100 150 200 250 300 2025 2026 2027 2028 2029 2030 2031+ $ m ill io ns scheduled maturity

CRE multi-family 7% of total loans • 56% wtd avg LTV • $3.3MM average exposure • 100.0% LIHTC, affordable or market • 18% maturing prior to 2027 • 4.4% criticized highlights LTV ≤ 60% 57% LTV > 60% to 70% 26% LTV > 70% to 80% 14% LTV > 80% 3% LTV distribution 0.4% 17.9% 2.6% 4.6% 2.8% 7.8% 63.8% - 100 200 300 400 500 600 700 2025 2026 2027 2028 2029 2030 2031+ $ m ill io ns scheduled maturity $1.0B 50 condominiumssingle family homes Δ YTD-24YTD-24YTD-25Δ YTD-24YTD-24YTD-25 -1.0% $510$505 4.1% $1,100$1,145 median sales price (000s) -3.0% 3,3903,289 0.8% 2,1012,118closed sales 15 days 2944 5 days 1823 median days on market stable real estate prices Oahu market indicators – YTD 2025 as of September 2025 source: Honolulu Board of Realtors, compiled from MLS data 51

2.2% 20.2% 3.0% 2.8% 3.0% 3.2% 4.2% 4.3% 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 1 Q 2 3 2 Q 2 3 3 Q 2 3 4 Q 2 3 1 Q 2 4 2 Q 2 4 3 Q 2 4 4 Q 2 4 1 Q 2 5 2 Q 2 5 3 Q 2 5 4 Q 2 5 Hawai‘i unemployment Hawai‘i unemployment forecast national unemployment unemployment experience & forecast source for Hawai‘i unemployment: University of Hawaii Economic Research Organization (UHERO), quarterly data, seasonally adjusted source for national unemployment: Bureau of Labor Statistics, quarterly data, seasonally adjusted 52

53 visitor arrivals monthly by market, indexed to January 2017 source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT) - 20 40 60 80 100 120 140 160 180 200 total US visitor Japan other revenue per available room revenue per available room (RevPAR) 54source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT) $0 $30 $60 $90 $120 $150 $180 $210 $240 $270 $300 $330 $360